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Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Crdentia Corp. (the "Company") on Form 10-QSB for the three month period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, William S. Leftwich, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for the purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Date:  May 17, 2004                            By: /s/  William S. Leftwich
                                                   ----------------------------
                                                        William S. Leftwich
                                                        Chief Financial Officer

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